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                                                                 Exhibit 23.1

                    CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.333-48796) of Versicor Inc. of our report dated January 19, 2001 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
San Jose, California
March 28, 2001